Supplement to the
Spartan® Municipal Funds
February 27, 2005
Prospectus

Effective August 15, 2005, Spartan® Municipal Income Fund and Spartan Intermediate Municipal Income Fund were renamed Fidelity® Municipal Income Fund and Fidelity Intermediate Municipal Income Fund, respectively. All references to Spartan Municipal Income Fund and Spartan Intermediate Municipal Income Fund throughout this prospectus should be replaced with Fidelity Municipal Income Fund and Fidelity Intermediate Municipal Income Fund, respectively.

Effective October 25, 2005, Fidelity Intermediate Municipal Income Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

Shareholder Meeting. On or about January 18, 2006, a meeting of the shareholders of Fidelity® Municipal Income Fund will be held to elect the Board of Trustees. Shareholders of record on November 21, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

LIM/HIY-05-05 November 21, 2005
1.482103.123